When recorded, return to:

Michael F. Alessio, Esq.
Winstead Sechrest & Minick
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270

THIRD MODIFICATION AND EXTENSION AGREEMENT

This THIRD MODIFICATION AND EXTENSION AGREEMENT ("Agreement") is executed on July 15, 2003 but to be effective as of June 30, 2003 (the "Modification Date"), by and between COMERICA BANK, a Michigan banking corporation, successor by merger to Comerica Bank-Texas ("Lender"), and STRATUS PROPERTIES INC., a Delaware corporation, STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership, CIRCLE C LAND CORP., a Texas corporation, and AUSTIN 290 PROPERTIES, INC., a Texas corporation (herein individually and collectively referred to as "Borrower").

W I T N E S S E T H :

WHEREAS, Borrower, as Maker, executed that certain Promissory Note dated December 16, 1999, in the original principal amount of $20,000,000.00, in favor of and payable to the order of Lender, as Payee, which Promissory Note has twice been amended (including, without limitation, an Amendment to Promissory Note dated December 27, 2000, and a Second Amendment to Promissory Note dated December 18, 2001, whereby the stated amount of such Promissory Note was then amended to be $5,000,000.00 and a limited revolving feature was added) (together, as amended, the "$5,000,000 Note") and which $5,000,000 Note evidences a loan (the "$5,000,000 Loan") made by Lender to Borrower in connection with and pursuant to that certain Loan Agreement dated December 16, 1999, executed by and among Borrower and Lender, as amended by that certain Amendment to Loan Agreement dated December 27, 2000 and that certain Second Amendment to Loan Agreement dated December 18, 2001, executed by Borrower and Lender (together, as amended, the "Loan Agreement"); and

WHEREAS, Borrower, as Maker, executed that certain Revolving Credit Note dated December 16, 1999, in the original principal amount of $10,000,000.00, in favor of and payable to the order of Lender, as Payee, which Revolving Credit Note was amended (whereby the stated principal amount of such Revolving Credit Note was increased to $20,000,000.00) pursuant to that certain Amendment to Revolving Credit Note dated December 27, 2000, executed by Borrower and Lender and again amended by Second Amendment to Revolving Credit Note dated December 18, 2001 (whereby the stated principal amount was increased to $25,000,000.00) (together, as amended, the "$25,000,000 Note"), and which $25,000,000 Note evidences a loan (the "$25,000,000 Loan") made by Lender to Borrower in connection with and pursuant to the Loan Agreement (the $25,000,000 Note and the $5,000,000 Note, as amended, are hereinafter collectively referred to as the "Notes", and the $25,000,000 Loan and the Loan are hereinafter collectively referred to as the "Loans"); and

WHEREAS, the $5,000,000 Note and the $25,000,000 Note are cross-defaulted and cross-collateralized as evidenced by a Cross-Default and Cross-Collateralization Agreement (as modified) recorded in multiple counties where the Mortgaged Property is located, and are secured by, among other things and without limitation, multiple Deeds of Trust and Second Lien Deeds of Trust (as modified by Modification Agreement dated December 27, 2000, and by Modification Agreement dated December 18, 2001, being herein collectively referred to as the "Deeds of Trust" or the "Lien Instruments") dated December 16, 1999, executed by Borrower and originally delivered to a trustee ("Trustee"), for the benefit of Lender, which Deeds of Trust are described as follows:

(1)

Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158707 of the Official Public Records of Travis County, Texas, covering real property located in Travis County, Texas, as more particularly described therein;

(2)

Deed of Trust dated December 16, 1999, executed by Circle C Land Corp. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158708 of the Official Public Records of Travis County, Texas, covering real property located in Travis County, Texas, as more particularly described therein;

(3)

Second Lien Deed of Trust dated December 16, 1999, executed by Circle C Land Corp. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158709 of the Official Public Records of Travis County, Texas, and under Document Number 9929849 of the Deed Records of Hays County, Texas, covering real property located in Travis and Hays Counties, Texas, as more particularly described therein;

(4)

Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158710 of the Official Public Records of Travis County Texas, covering real property located in Travis County, Texas, as more particularly described therein;

(5)

Deed of Trust dated December 16, 1999, executed by Austin 290 Properties, Inc. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158711 of the Official Public Records of Travis County, Texas, covering real property located in Travis County, Texas, as more particularly described therein;

(6)

Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded under Document Number 1999158712 of the Official Public Records of Travis County, Texas, covering real property located in Travis County, Texas, as more particularly described therein;

(7)

Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded under Clerk's File Number U138051 of the Official Public Records of Real Property of Harris County, Texas, covering real property located in Harris County, Texas, as more particularly described therein; and

(8)

Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded in Volume 8247, at Page 0791 of the Deed Records of Bexar County, Texas, covering real property located in Bexar County, Texas, as more particularly described therein.

WHEREAS, the Mortgaged Property encumbered by that certain Deed of Trust dated December 16, 1999, executed by Stratus Properties Operating Co., L.P. and delivered to Trustee for the benefit of Lender, recorded under Clerk's File Number 99-R0127438 of the Official Public Records of Denton County, Texas has been released and no longer secures the Loans; and

WHEREAS, the $5,000,000 Note and the $25,000,000 Note are further secured by that certain additional Deed of Trust dated as of February 27, 2002 and recorded under Document No. 2002038536 of the Official Public Records of Travis County, Texas, covering that certain property commonly known as the Escala Lots in the Barton Creek Subdivision and being more fully described therein;

WHEREAS, Lender and Borrower entered into that certain Modification Agreement made to be effective as of the 27th day of December, 2000 (the "2000 Modification"), and amended the Loan Agreement originally dated December 16, 1999, by executing that certain Amendment to Loan Agreement dated December 27, 2000, and amended each of the Notes by executing that certain Amendment to Promissory Note and that certain Amendment to $25,000,000 Note; and

WHEREAS, the 2000 Modification was recorded in each of the counties where the Mortgaged Property is located, such recording information being more fully described as follows:

(9)

Recorded under Document No. 2000204551 of the Official Public Records of Travis County, Texas;

(10)

Recorded under Document No. 00030106 of the Official Public Records of Hays County, Texas;

(11)

Recorded in Volume 8689, Page 1807 of the Deed Records of Bexar County, Texas; and

(12)

Recorded under Clerk's File No. U801037 of the Official Public Records of Real Property of Harris County, Texas.

WHEREAS, Lender and Borrower entered into that certain Second Modification Agreement made to be effective as of the 18th day of December, 2001, and amended the Loan Agreement originally dated December 16, 1999, by executing that certain Amendment to Loan Agreement dated December 18, 2001 (the "2001 Modified Loan Agreement"), and amended each of the Notes by executing that certain Second Amendment to Promissory Note and that certain Second Amendment to $25,000,000 Note; and

WHEREAS, the 2001 Modification was recorded in each of the counties where the Mortgaged Property is located, such recording information being more fully described as follows:

(13)

Recorded under Document No. 2001215158 of the Official Public Records of Travis County, Texas;

(14)

Recorded under Document No. 01031701 of the Official Public Records of Hays County, Texas;

(15)

Recorded in Volume 9183, Page 1818 of the Deed Records of Bexar County, Texas; and

(16)

Recorded under Clerk's File No. V490950 of the Official Public Records of Real Property of Harris County, Texas.

WHEREAS, all of the real property covered by the foregoing Deeds of Trust which has not otherwise been released by the recordation of partial releases of lien executed by Lender, together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by such Deeds of Trust, are hereinafter collectively referred to as the "Mortgaged Property".  The $5,000,000 Note, the $25,000,000 Note, the Loan Agreement, the Deeds of Trust, the 2000 Modification and the 2001 Modification and all other related documents executed by Borrower pertaining to, evidencing or securing the Loans are hereinafter collectively referred to as the "Loan Documents"; and

WHEREAS, the $5,000,000 Loan Maturity Date (as defined in the Loan Agreement and herein so called) is now April 16, 2004, and the Revolving Credit Loan Maturity Date (as defined in the Loan Agreement and herein called the "$25,000,000 Loan Maturity Date") is now April 16, 2004, and Lender, Borrower and Guarantor have agreed to an extension of the $5,000,000 Loan Maturity Date to November 30, 2005 and the $25,000,000 Loan Maturity Date to May 30, 2005, upon the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantor hereby agree as follows:

1.

Extension of the $5,000,000 Loan Maturity Date.  Lender and Borrower hereby agree, and the Loan Agreement is hereby amended to provide, that the $5,000,000 Loan Maturity Date is November 30, 2005, for all purposes.  The $5,000,000 Note is hereby amended to provide that the "Maturity Date" thereunder is November 30, 2005, at which time the unpaid principal balance of the $5,000,000 Note, together with all accrued but unpaid interest thereon, shall be due and payable.  The Borrower hereby renews, but does not extinguish, the $5,000,000 Note, and the liens, security interests and assignments created and evidenced by the Loan Documents, and in this regard all of the Loan Documents are hereby renewed and modified by extending the $5,000,000 Loan Maturity Date as set forth herein.  Borrower covenants to observe, comply with and perform each of the terms and provisions of the Loan Documents, as modified hereby.

2.

Extension of the $25,000,000 Loan Maturity Date.  Lender and Borrower hereby agree, and the Loan Agreement is hereby amended to provide, that the $25,000,000 Loan Maturity Date (which is defined in the Loan Agreement as the "Revolving Credit Loan Maturity Date") is May 30, 2005, for all purposes.  The $25,000,000 Note is hereby amended to provide that the "Maturity Date" thereunder is May 30, 2005, at which time the unpaid principal balance of the $25,000,000 Note, together with all accrued but unpaid interest thereon, shall be due and payable.  The Borrower hereby renews, but does not extinguish, the $25,000,000 Note, and the liens, security interests and assignments created and evidenced by the Loan Documents, and in this regard all of the Loan Documents are hereby renewed and modified by extending the $25,000,000 Loan Maturity Date as set forth herein.  Borrower covenants to observe, comply with and perform each of the terms and provisions of the Loan Documents, as modified hereby.

3.

Interest Reserve Escrow Account.  The Loan Agreement, including but not limited to Sections 1.1 and 4.1 thereof, is hereby amended to eliminate the requirement that the Borrower maintain an Interest Reserve Escrow Account.  Accordingly, any remaining amounts deposited in such the Interest Reserve Escrow Account are released to Borrower and there shall be no hold-back on funds available under the $25,000,000 Note to satisfy an Interest Reserve Escrow Account requirement.

4.

Acceptance Termination Date.  Lender and Borrower hereby agree, and the Loan Agreement is hereby amended to provide, that the Acceptance Termination Date (as such term is defined in the Loan Agreement) for the Loans is May 30, 2004, for all purposes.

5.

Definitions.  The definition of the term "Note" in each of the Deeds of Trust is hereby modified to mean the Notes as amended hereby.  The definition of the term "Loan Agreement" in each of the Deeds of Trust and in each of the Notes is hereby modified to mean the Loan Agreement as amended hereby.  Each reference to the $5,000,000 Note and the $25,000,000 Note in the Loan Agreement is hereby modified to mean the $5,000,000 Note and the Revolving Credit Note (herein called the "$25,000,000 Note"), respectively, as each are amended hereby.  All references to the term "Deeds of Trust" in the Loan Agreement and the Notes is hereby modified to mean the Deeds of Trust as amended hereby.

6.

Acknowledgment by Borrower.  Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan Documents.  Borrower hereby acknowledges, agrees and represents that (i) Borrower is indebted to Lender pursuant to the terms of the Loan Documents as modified by the Loan Modification Documents; (ii) the liens, security interests and assignments created and evidenced by the Deeds of Trust and the other Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited therein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Mortgaged Property, the Loan Documents or Lender's performance under the Loan Documents or with respect to the Mortgaged Property; (v) the representations and warranties of Borrower contained in the Loan Documents are and remain true and correct as of the date hereof; and (vi) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents.

7.

No Waiver of Remedies.  Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be a waiver of any right or remedy available to Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a default under the Notes or the other Loan Documents.

8.

Costs and Expenses.  Contemporaneously with the execution and delivery hereof, Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums, and reasonable fees and expenses of legal counsel to Lender.

9.

Additional Documentation.  From time to time, Borrower shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loans or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof.  Upon Lender's request, Borrower shall cause to be delivered to Lender an opinion of counsel, satisfactory to Lender as to form, substance and rendering attorney, opining to (i) the validity and enforceability of this Agreement and the terms and provisions hereof, and any other agreement executed in connection with the transaction contemplated hereby; (ii) the authority of Borrower, and any constituents of Borrower, to execute, deliver and perform its or their respective obligations under the Loan Documents, as hereby modified; and (iii) such other matters as reasonably requested by Lender.

10.

Effectiveness of the Loan Documents.  Except as expressly modified by the terms and provisions of this Agreement and the other Loan Modification Documents, each of the terms and provisions of the Deeds of Trust and the other Loan Documents are hereby ratified and shall remain in full force and effect; provided, however, that any reference in any of the Loan Documents to the Loans, the amounts constituting the Loans, any defined terms, or to any of the other Loan Documents shall be deemed, from and after the date hereof, to refer to the Loans, the amounts constituting the Loans, defined terms and to such other Loan Documents, as modified by this Agreement and the other Loan Modification Documents.

11.

Governing Law.  THE TERMS AND PROVISIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.

12.

Time.  Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.

13.

Binding Agreement.  This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto; provided, however, the foregoing shall not be deemed or construed to (i) permit, sanction, authorize or condone the assignment of all or any part of the Mortgaged Property or any of Borrower's rights, titles or interests in and to the Mortgaged Property or any rights, titles or interests in and to Borrower, except as expressly authorized in the Loan Documents, or (ii) confer any right, title, benefit, cause of action or remedy upon any person or entity not a party hereto, which such party would not or did not otherwise possess.

14.

Continuing Effect; Ratification. Except as expressly amended and modified by this Agreement, and the 2000 and 2001 Modifications, the Deeds of Trust shall remain unchanged and in full force and effect. The Deeds of Trust, as further modified by this Agreement, and all documents, assignments, transfers, liens and security rights pertaining to them, are hereby ratified, reaffirmed and confirmed in all respects as valid, subsisting and continuing in full force and effect.  The Deeds of Trust and this Agreement shall together comprise the Deeds of Trust securing the Loans.

15.

No Novation.  It is the intent of the parties that this Agreement shall not constitute a novation and shall in no way limit, diminish, impair or adversely affect the lien priority of the Deeds of Trust.  All of the liens and security interests securing the Loans, including, without limitation, the liens and security interests created by the Deeds of Trust, are hereby ratified, reinstated, renewed, confirmed and extended to secure the Loans and the Notes as modified hereby.

16.

Headings.  The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

17.

Severability.  If any clause or provision of this Agreement is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby, and that in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

18.

Counterparts.  To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.  Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

19.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO OR THERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO OR THERETO.  THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

[SIGNATURE PAGES FOLLOW]

THIRD MODIFICATION AGREEMENT – Page #

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement to be effective as of the Modification Date.

LENDER:

COMERICA BANK,
a Michigan banking corporation,
successor by merger to Comerica Bank-Texas

By:  /s/ Shery R. Layne
Name:  Shery R. Layne
Title :   Senior Vice President-Texas Division

BORROWER:

STRATUS PROPERTIES INC.,
a Delaware corporation

By:  /s/ John E. Baker
Name:     John E. Baker
Title:

               Senior Vice President

STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership

By:  STRS L.L.C.,
a Delaware Limited liability company,
General Partner

By:  Stratus Properties Inc.,
a Delaware corporation,
Sole Member

                                                                                                By:  /s/ John E. Baker
                                                                                                Name:  John E. Baker
                                                                                                Title:   Senior Vice President

CIRCLE C LAND CORP.,
a Texas corporation

By:  /s/ John E. Baker
Name:  John E. Baker
Title:    Senior Vice President

AUSTIN 290 PROPERTIES, INC.,
a Texas corporation

By:  /s/ John E. Baker
Name:  John E. Baker
Title:    Senior Vice President

THIRD MODIFICATION AGREEMENT – Page #

STATE OF TEXAS                   §

                                                      §
COUNTY OF _Dallas_____

                                                      §

This instrument was ACKNOWLEDGED before me, on the _16th___ day of July, 2003, by Shery R. Layne, the Senior Vice President–Texas Division of COMERICA BANK, a Michigan banking corporation, successor by merger to Comerica Bank-Texas, on behalf of said banking corporation.

[ S E A L ]	Notary Public, State of Texas
My Commission Expires: 8/04/2005_______________	Kristine K. Finn Printed Name of Notary Public

STATE OF TEXAS

§
                                                                §
COUNTY OF _Travis______

                                                                §

This instrument was ACKNOWLEDGED before me, on the _15th____ day of July, 2003, by John E. Baker, Senior Vice President of STRATUS PROPERTIES INC., a Delaware corporation, on behalf of said corporation.

[ S E A L ]	Notary Public, State of Texas
My Commission Expires: 2/24/2006_____________________	Jody L. Bickel Printed Name of Notary Public

THIRD MODIFICATION AGREEMENT – Page #

STATE OF TEXAS

§
                                                                §
COUNTY OF _Travis______

                                                                §

This instrument was ACKNOWLEDGED before me, on the _15th____ day of July, 2003, by John E. Baker, Senior Vice President of STRATUS PROPERTIES INC., a Delaware corporation, sole member of STRS, L.L.C., a Delaware limited liability company, general partner of STRATUS PROPERTIES OPERATING CO., L.P., a Delaware limited partnership, on behalf of said limited partnership.

[ S E A L ]	Notary Public, State of Texas
My Commission Expires: 2/24/2006_____________________	Jody L. Bickel Printed Name of Notary Public

STATE OF TEXAS

§
                                                                §
COUNTY OF _Travis______

                                                                §

This instrument was ACKNOWLEDGED before me, on the __15th___ day of July, 2003, by John E. Baker, Senior Vice President of CIRCLE C LAND CORP., a Texas corporation, on behalf of said corporation.

[ S E A L ]	Notary Public, State of Texas
My Commission Expires: 2/24/2006_____________________	Jody L. Bickel Printed Name of Notary Public

THIRD MODIFICATION AGREEMENT – Page #

STATE OF TEXAS

§
                                                                §
COUNTY OF _Travis______

                                                                §

This instrument was ACKNOWLEDGED before me, on the _15th____ day of July, 2003, by John E. Baker, Senior Vice President of AUSTIN 290 PROPERTIES, INC., a Texas corporation, on behalf of said corporation.

[ S E A L ]	Notary Public, State of Texas
My Commission Expires: 2/24/2006_____________________	Jody L. Bickel Printed Name of Notary Public

THIRD MODIFICATION AGREEMENT – Page #